UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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☐  Soliciting Material Pursuant to §240.14a-12

UNILIFE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 27, 2010

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Unilife Corporation (“the Company”) to be held at 10:30 A.M. Australian Eastern Daylight Time on Tuesday, February 8, 2011, (Monday, February 7, 2011, at 6:30 P.M., U.S. Eastern Standard Time) at Radisson Plaza Hotel, 27 O’Connell Street, Sydney NSW Australia. The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

The matters to be acted upon are described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. We are furnishing the proxy materials over the Internet, and are mailing to our stockholders (including holders of CHESS Depositary Interests (“CDIs”)) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice also provides instructions on how to vote (or, for CDI holders, direct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote) online, in person, by Proxy Card or via the CDI Voting Instruction Form and includes instructions on how to receive a paper or email copy of the proxy materials. If you request to receive your proxy materials by mail or email, the Notice of Special Meeting of Stockholders, Proxy Statement, Proxy Card and CDI Voting Instruction Form will be enclosed.

As a Delaware company and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares (or direct CDN to vote if you hold your shares in the form of CDIs) online or if you received by mail or email or downloaded online a paper copy of the Proxy Card or CDI Voting Instruction Form, you may mark, sign, date and return the Proxy Card to Computershare Investor Services at Proxy Services c/o Computershare, PO Box 43126, Providence, RI 02940-5138 or return the CDI Voting Instruction Form to Computershare Investor Services Pty Limited at GPO Box 242 Melbourne, Victoria 3001 Australia. Instructions regarding each method of voting are provided on the Proxy Card or, for CDI holders, on the CDI Voting Instruction Form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. If you are a CDI holder, please follow the instructions on the CDI Voting Instruction Form or vote your CDIs online at www.investorvote.com.au.

We look forward to seeing you at the special meeting.

Sincerely yours,

Slavko James Joseph Bosnjak
Chairman of the Board

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:30 A.M. AUSTRALIAN EASTERN DAYLIGHT TIME ON
TUESDAY, FEBRUARY 8, 2011 (MONDAY, FEBRUARY 7, 2011 AT 6:30 P.M.
U.S. EASTERN STANDARD TIME)

TO THE STOCKHOLDERS:

Notice is hereby given that a special meeting of stockholders of Unilife Corporation, a Delaware corporation, (the “Company”) will be held at 10:30 A.M. Australian Eastern Daylight Time on Tuesday, February 8, 2011 (Monday, February 7, 2011, at 6:30 P.M., U.S. Eastern Standard Time) at Radisson Plaza Hotel, 27 O’Connell Street, Sydney NSW Australia, for the following purposes:

1. For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance and sale by the Company of 27,228,150 CHESS Depositary Interests (“CDIs”) (equivalent to 4,538,025 shares of common stock) and 2,269,013 free unlisted options pursuant to certain Securities Subscription Agreements, entered into by and between the Company and each of certain professional and sophisticated investors in Australia on or about November 26, 2010 in connection with an offering under Regulation S of the Securities Act of 1933, as amended (“Regulation S”) (“Proposal No. 1”);

2. For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance by the Company of 375,000 warrants to Keystone Redevelopment Group, LLC in connection with the development of the Company’s new headquarters and manufacturing facility in Pennsylvania which were issued on December 2, 2010 (“Proposal No. 2”);

3. For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance by the Company of 225,000 warrants to L2 Architecture in connection with the development of the Company’s new headquarters and manufacturing facility in Pennsylvania which were issued on December 2, 2010 (“Proposal No. 3”);

4. To transact such other business as may properly come before the meeting or any adjournment or postponement of the special meeting.

The board of directors recommends that stockholders vote FOR each of the above proposals. Stockholders of record as of the close of business on December 14, 2010 (U.S. Eastern Standard Time), the Record Date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting. Record holders of CDIs as of the close of business on the Record Date are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of CDI holders at the meeting in accordance with the instructions received via the CDI Voting Instruction Form or online.

The Proxy Statement that accompanies and forms part of this notice of meeting includes further details with respect to the Regulation S placement and contains a copy of the form of Securities Subscription Agreement, attached as Exhibit A thereto, and provides other information in relation to the other Proposals to be considered. This notice of meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor or other professional adviser prior to voting.

By order of the Board of Directors,

J. Christopher Naftzger
Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

December 27, 2010

IMPORTANT:  To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or, if you have received a paper copy of the proxy card or CDI Voting Instruction Form by mail, you may mark, sign, date and return the Proxy Card or CDI Voting Instruction Form to the address specified, or, for the holders of our common stock only, via telephone. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:30 A.M. Australian Eastern Daylight Time on Tuesday, February 8, 2011 (6:30 P.M. U.S. EASTERN STANDARD TIME ON MONDAY, FEBRUARY 7, 2011). A complete set of proxy materials relating to our special meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting and Proxy Statement may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

UNILIFE CORPORATION

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, FEBRUARY 8, 2011,
(AUSTRALIAN EASTERN DAYLIGHT TIME)
(MONDAY, FEBRUARY 7, 2011
U.S. EASTERN STANDARD TIME)

The accompanying proxy is solicited by the board of directors (the “Board”) of Unilife Corporation, a Delaware corporation (the “Company”), for use at its special meeting of stockholders to be held at 10:30 A.M. on Tuesday, February 8, 2011 Australian Eastern Daylight Time (6:30 P.M. U.S. Eastern Standard Time on Monday, February 7, 2011), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Special Meeting”). A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about December 27, 2010.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the Special Meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting and Proxy Statement may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Outstanding Shares

Only those stockholders of record as of the close of business on December 14, 2010 (U.S. Eastern Standard Time), the Record Date, will be entitled to vote at the Special Meeting and any adjournment or postponement thereof. Those persons holding CDIs are entitled to receive notice of and attend the Special Meeting and may instruct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, we had 60,324,960 shares of common stock outstanding (equivalent to 361,949,760 CDIs assuming all shares of common stock were converted into CDIs on the Record Date), all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting (save to the extent of the voting exclusions for Proposal No. 1, Proposal No. 2 and Proposal No. 3 described below). Each stockholder as of the close of business on the Record Date is entitled to one vote for each share of common stock held by such stockholder. Each CDI holder is entitled to direct CDN to vote one share for every six CDIs held by such holder. One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote on a particular proposal) will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter must be obtained in order to approve each of Proposals No. 1 through 3.

For each of Proposals No. 1 through 3, abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of such proposals.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by properly executed proxies received before the times indicated on the proxy will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy form determines, or, if no person is nominated, as our Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the Special Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares. CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the Special Meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting as follows:

•	If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the Proxy Card or can vote by proxy by mail pursuant to instructions provided on the Proxy Card.

•	If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the Proxy Card or may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI Voting Instruction Form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

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Special Instructions for CDI Holders

Our CDI holders of record as of the close of business on December 14, 2010 (U.S. Eastern Standard Time), the Record Date for the meeting, will be entitled to receive notice of and attend the Special Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares at the Special Meeting by following the instructions in the CDI Voting Instruction Form and voting online at www.investorvote.com.au or by returning the CDI Voting Instruction Form to Computershare, being the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 8:00 P.M. on February 1, 2011 U.S. Eastern Standard Time (12:00 P.M. on February 2, 2011 Australian Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than 8:00 P.M. on February 1, 2011 U.S. Eastern Standard Time (12:00 P.M. on February 2, 2011 Australian Eastern Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

CDI holders may attend the meeting, but cannot vote in person at the meeting.

PROPOSAL NO. 1 — RATIFICATION OF ISSUANCE OF CDIS AND OPTIONS IN
CONNECTION WITH A REGULATION S PLACEMENT

On or about November 26, 2010, the Company entered into Securities Subscription Agreements (collectively the “Subscription Agreements”) with each of certain professional and sophisticated investors (within the meaning of section 708 of the Corporations Act 2001 (Cth)) in Australia providing for a Regulation S placement (“Placement”) of CDIs and free attaching options to raise approximately A$23.1 million (US$22.4 million).

The Company intends to use the net proceeds raised from the Placement for the purchase of additional capital equipment, for general operations including the development of other pipeline products and to support the 2011 transition of the Company into a commercial manufacturer and supplier of its proprietary medical devices to pharmaceutical and healthcare companies.

The Placement CDIs and Placement Options have been issued and the Company is now seeking the approval of its stockholders solely for the purpose of ratifying the sale and issuance of the Placement CDIs and Placement Options pursuant to Australian Securities Exchange (“ASX”) Listing Rule 7.4 in Proposal No. 1 in order that those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1 as described below.

ASX Listing Rules

ASX Listing Rule 7.1.  ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing securities or entering an agreement for the issue of securities that would represent more than 15% of the Company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without the prior approval of the Company’s stockholders.

The Placement CDIs and Placement Options which the Company issued under the Placement were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4.  ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the stockholders in general meeting ratify a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

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On December 3, 2010, the Company issued the Placement CDIs and on December 10, 2010 the Company issued the Placement Options pursuant to the Placement. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issue of the Placement CDIs and Placement Options by the Company.

By ratifying the issue of the Placement CDIs and Placement Options, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12-month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to Proposal No. 1:

Placement CDIs

(a) the total number of Placement CDIs issued by the Company under the Placement was 27,228,150 (equivalent to 4,538,025 shares of common stock;

(b) the issue price of each Placement CDI was A$0.85;

(c) the issue of the Placement CDIs was made to professional and sophisticated investors in Australia nominated by the Board;

(d) the Placement CDIs rank equally with all other CDIs of the Company.

Placement Options

(a) the total number of Placement Options granted by the Company under the Placement was 2,269,013;

(b) the Placement Options were issued for no consideration to the investors who participated in the Placement;

(c) for every 24 Placement CDIs allotted under the Placement, investors received two free unlisted Placement Options (a Tranche 1 option and a Tranche 2 option). Each Placement Option entitles the holder to subscribe for one share of common stock in the Company (which the holder may elect to receive in the form of common stock or CDIs);

(d) the exercise price of the Placement Options is:

a. Tranche 1: A$7.50 (equivalent to A$1.25 per CDI)

b. Tranche 2: A$12.00 (equivalent to A$2.00 per CDI);

(e) the exercise price for the Placement Options is payable in full on exercise of the Placement Options;

(f) the Placement Options are exercisable at any time starting six months after their date of grant and will expire three years from their date of grant;

(g) the shares of common stock or CDIs (as applicable) issued on exercise of the Placement Options will rank equally with all other shares of the Company’s common stock or all other CDIs (as applicable); and

(h) further details of the terms of the Placement Options are set out in the Subscription Agreement attached as Exhibit A hereto.

The terms of the Subscription Agreements and the issuance of the Placement CDIs and Placement Options in connection with the Placement are complex and only summarised in this Proxy Statement. Although this Proxy Statement contains a summary of the material terms of the Subscription Agreements, stockholders can find further information about the Subscription Agreements and the exhibits thereto in the Current Report on Form 8-K the Company filed with the US Securities and Exchange Commission, (the “SEC”) on December 2, 2010, and documents filed as exhibits to such report.

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Subscription Agreement

As stated above, on or about November 26, 2010, the Company entered into the Subscription Agreements which contemplate the Placement, including the issuance of the Placement CDIs and Placement Options covered by this Proposal No. 1. A copy of the form of Subscription Agreement is attached hereto as Exhibit A and may also be found in the Current Report on Form 8-K the Company filed with the SEC on December 2, 2010, which is incorporated herein by reference.

Description of the CDIs

Subject to the terms of the Subscription Agreements, the Placement CDIs will rank equally with all other CDIs of the Company.

Use of proceeds

The Company intends to use the net proceeds raised from the Placement for the purchase of additional capital equipment, for general operations including the development of other pipeline products and to support the 2011 transition of the Company into a commercial manufacturer and supplier of its proprietary medical devices to pharmaceutical and healthcare companies.

Consequences if the Proposal is Approved or Not Approved

If Proposal No. 1 is approved, it will have the effect of refreshing the Company’s 15% capacity to issue shares in the 12 months following the Special Meeting, thereby providing the Company with the ability to issue further shares, including for the purposes of raising further capital for the Company, should the need arise.

If Proposal No. 1 is not approved, this will not have any impact on the validity of the issuance of the Placement CDIs and Placement Options. However, it will limit the Company’s ability to issue further securities in the 12-month period from the date of issuance of the Placement CDIs and Placement Options, which could adversely impact the Company’s ability to implement its business plan over the coming year, unless stockholder approval is obtained in advance for the issue or an alternative exemption applies under ASX Listing Rule 7.2.

Voting exclusion statement:

The Company will disregard any votes cast on Proposal No. 1 by a person who was issued Placement CDIs or Placement Options under the Placement pursuant to the Subscription Agreements noted above and any associate of such persons.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the Proxy Card, or it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Card to vote as the proxy decides.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE ISSUANCE OF THE PLACEMENT CDIS AND PLACEMENT OPTIONS IN CONNECTION WITH THE PLACEMENT.

PROPOSAL NO. 2 — RATIFICATION OF ISSUANCE OF WARRANTS TO
KEYSTONE REDEVELOPMENT GROUP, LLC

On December 2, 2010, in connection with the successful development on schedule of the Company’s new headquarters and manufacturing facility in York Pennsylvania, the Board issued 375,000 warrants to purchase shares of common stock in the Company to Keystone Redevelopment Group, LLC (“Keystone”) (“Keystone Warrants”). Keystone was appointed to manage the development of the York facility, and has worked with the

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Company to obtain public and private financing, and is assisting to secure necessary approvals, licenses, permits and certificates from government authorities.

The 375,000 shares of common stock underlying the warrants have a market value of US$1,987,500 based on the closing price of the Company’s shares of common stock on NASDAQ on December 2, 2010.

The Keystone Warrants were issued on December 2, 2010 and the Company is now seeking approval of its stockholders solely for the purpose of ratifying the sale and issuance of the Keystone Warrants pursuant to Australian Securities Exchange (“ASX”) Listing Rule 7.4 in Proposal No. 2 in order that those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1 as described below.

ASX Listing Rules

ASX Listing Rule 7.1.  ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing securities or entering into an agreement for the issue of securities that would represent more than 15% of the Company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without the prior approval of the Company’s stockholders.

The Keystone Warrants which the Company issued to Keystone were within the 15% limitation imposed under ASX Listing Rule 7.1.

ASX Listing Rule 7.4.  ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the stockholders in general meeting ratify a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1.

On December 2, 2010, the Company issued the Keystone Warrants. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issuance of the Keystone Warrants by the Company.

By ratifying the issuance of the Keystone Warrants, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12-month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to the issue of the Keystone Warrants to Keystone:

(a) the number of warrants issued to Keystone was 375,000;

(b) there is no issue price for the Keystone Warrants;

(c) the Keystone Warrants have an exercise price of US$5.30 (being the closing price of the Company’s shares on NASDAQ on December 2, 2010);

(d) the Keystone Warrants are exercisable at any time from their date of grant until December 1, 2015;

(e) the exercise price for the Keystone Warrants is payable in full on exercise of the warrants;

(f) the shares of common stock issued on exercise of the Keystone Warrants will rank equally with all other shares of the Company’s common stock;

(g) as the Keystone Warrants were issued for no consideration, no funds were raised in respect of the issue of the Keystone Warrants; and

(h) the Keystone Warrants will otherwise be subject to the terms of the Keystone Warrants, a form of which is attached as Exhibit B hereto.

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Consequences if the Proposal is Approved or Not Approved

If Proposal No. 2 is approved, it will have the effect of refreshing the Company’s 15% capacity to issue shares in the 12 months following the Special Meeting, thereby providing the Company with the ability to issue further shares, including for the purposes of raising further capital for the Company, should the need arise.

If Proposal No. 2 is not approved, this will not have any impact on the validity of the issuance of the Keystone Warrants. However, it will limit the Company’s ability to issue further securities in the 12-month period from the date of issuance of the Keystone Warrants, which could adversely impact the Company’s ability to implement its business plan over the coming year, unless stockholder approval is obtained in advance for the issue or an alternative exemption applies under ASX Listing Rule 7.2.

Voting exclusion statement:

The Company will disregard any votes cast on Proposal No. 2 by Keystone and any associate of Keystone. However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the Proxy Card, or it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Card to vote as the proxy decides.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE ISSUANCE OF THE KEYSTONE WARRANTS.

PROPOSAL NO. 3 — RATIFICATION OF ISSUANCE OF WARRANTS TO L2 ARCHITECTURE

On December 2, 2010, in connection with the successful development on schedule of the Company’s new headquarters and manufacturing facility in York Pennsylvania, the Board issued 225,000 warrants to purchase shares of common stock in the Company to L2 Architecture (“L2 Warrants”). L2 Architecture was engaged by the Company to custom-design the Company’s facility to comply with pharmaceutical standards and good manufacturing practices.

The 225,000 shares of common stock underlying the warrants have a market value of US$1,192,500 based on the closing price of the Company shares of common stock on NASDAQ on December 2, 2010.

The L2 Warrants were issued on December 2, 2010 and the Company is now seeking approval of its stockholders solely for the purpose of ratifying the sale and issuance of the L2 Warrants pursuant to Australian Securities Exchange (“ASX”) Listing Rule 7.4 in Proposal No. 3 in order that those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1 as described below.

ASX Listing Rules

ASX Listing Rule 7.1.  ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing securities or entering into an agreement for the issue of securities that would represent more than 15% of the Company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without the prior approval of the Company’s stockholders.

The L2 Warrants which the Company issued to L2 Architecture were within the 15% limitation imposed under ASX Listing Rule 7.1.

ASX Listing Rule 7.4.  ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where stockholders in general meeting ratify a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1.

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On December 2, 2010, the Company issued the L2 Warrants. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issuance of the L2 Warrants by the Company.

By ratifying the issue of the L2 Warrants, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12-month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to the issuance of the L2 Warrants to L2 Architecture:

(a) the number of warrants issued to L2 Architecture is 225,000;

(b) there is no issue price for the L2 Warrants;

(c) the L2 Warrants have an exercise price of US$5.30 (being the closing price of the Company’s shares on NASDAQ on December 2, 2010);

(d) the L2 Warrants are exercisable at any time from their date of grant until December 1, 2015;

(e) the exercise price for the L2 Warrants is payable in full on exercise of the warrants;

(f) the shares of common stock issued on exercise of the L2 Warrants will rank equally with all other shares of the Company’s common stock;

(g) as the L2 Warrants were issued for no consideration, no funds were raised in respect of the issue of the L2 Warrants; and

(h) the L2 Warrants will otherwise be subject to the terms of the L2 Warrants, a form of which is attached as Exhibit B hereto.

Consequences if the Proposal is Approved or Not Approved

If Proposal No. 3 is approved, it will have the effect of refreshing the Company’s 15% capacity to issue shares in the 12 months following the Special Meeting, thereby providing the Company with the ability to issue further shares, including for the purposes of raising further capital for the Company, should the need arise.

If Proposal No. 3 is not approved, this will not have any impact on the validity of the issuance of the L2 Warrants. However, it will limit the Company’s ability to issue further securities in the 12-month period from the date of issuance of the L2 Warrants, which could adversely impact the Company’s ability to implement its business plan over the coming year, unless stockholder approval is obtained in advance for the issue or an alternative exemption applies under ASX Listing Rule 7.2.

Voting exclusion statement:

The Company will disregard any votes cast on Proposal No. 3 by L2 Architecture and any associate of L2 Architecture. However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the Proxy Card, or it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Card to vote as the proxy decides.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE ISSUANCE OF THE L2 WARRANTS.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock by (i) each person, or group of affiliated persons who is known by us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group. All of this information gives effect to the redomiciliation and the share consolidation effected in connection therewith.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 60,078,479 shares of common stock outstanding as of the close of business on December 3, 2010. All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after December 3, 2010 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority.

	Number of Shares		Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned		Beneficially Owned

Directors and Named Executive Officers(1)
Slavko James Joseph Bosnjak	654,118	(2)	1.1%
Alan Shortall	4,574,963	(3)	7.5%
John Lund	62,667	(4)	*
William Galle	133,334	(5)	*
Jeff Carter	158,378	(6)	*
Mary Katherine Wold	16,667	(7)	*
Marc S. Firestone	16,667	(7)	*
R. Richard Wieland II	80,000	(8)	*
Daniel Calvert	101,082		*
Eugene Shortall	200,000		*
Bernhard Opitz	250,665	(9)	*
Mark V. Iampietro	150,665	(10)	*
All directors and executive officers as a group (14 persons)	6,624,931		10.7%

*	Indicates less than 1%

(1)	The address of each director and executive officer listed above is c/o Unilife Corporation, 633 Lowther Road, Lewisberry, Pennsylvania 17339.

(2)	Includes options to purchase 166,667 shares of common stock which are currently exercisable.

(3)	Includes (i) 833,333 shares of common stock subject to certain transfer restrictions set forth in Mr. A. Shortall’s employment agreement dated October 26, 2008 and (ii) options to purchase 833,333 shares of common stock which are currently exercisable. Does not include options to purchase 1,250,667 shares of common stock which are not currently exercisable.

(4)	Includes options to purchase 41,667 shares of common stock which are currently exercisable. Does not include options to purchase 58,333 shares of common stock which are not currently exercisable.

(5)	Represents options to purchase 133,334 shares of common stock which are currently exercisable. Does not include options to purchase 58,333 shares of common stock which are not currently exercisable.

9

(6)	Includes options to purchase 41,667 shares of common stock which are currently exercisable. Does not include options to purchase 58,333 shares of common stock which are not currently exercisable.

(7)	Represents options to purchase 16,667 shares of common stock which are currently exercisable. Does not include options to purchase 83,333 shares of common stock which are not currently exercisable.

(8)	Does not include options to purchase 240,000 shares of common stock which are not currently exercisable.

(9)	Includes options to purchase 250,000 shares of common stock which are currently exercisable.

(10)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.

OTHER BUSINESS

2011 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our Proxy Statement and form of Proxy for our 2011 Annual Meeting of Stockholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 29, 2011.

A stockholder of ours may wish to have a proposal presented at the 2011 Annual Meeting of Stockholders, but not to have the proposal included in our Proxy Statement and form of Proxy relating to that meeting.

Pursuant to our bylaws, in most circumstances, no business may be brought before the annual meeting unless it is specified in the notice of meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder of record who otherwise has the right to submit the proposal and who has delivered written notice to us (containing certain information specified in the bylaws about the stockholder and the proposed action) no later than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting, i.e., before June 29, 2011.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an Annual Meeting of Stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2011 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Transaction of Other Business

At the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Corporate Information

The complete mailing address, including zip code, of our principal executive offices is 250 Cross Farm Lane, York, Pennsylvania 17406. The address of the principal registered office in Australia is Suite 3, Level 11, 1 Chifley Square, Sydney NSW 2000 and our telephone number there is +612-8346-6500. The ASX Liaison Officer is Mr. Jeff Carter.

10

Exhibit A

[TO BE INSERTED ON RELEVANT BROKER’S LETTERHEAD]

Private and Confidential

[insert date] November 2010

[name]	URGENT
[company]
[address]	FAX CONFIRMATION REQUIRED TO BE
[address]	RECEIVED BY YOUR BROKER BY 4.00 PM (AEDT)
Email: [insert details]	26 November 2010
Dear [insert name]

UNILIFE CORPORATION — PLACEMENT OFFERS & ALLOCATION FOR AUSTRALIAN RESIDENTS

We act as a placement agent for Unilife Corporation (Unilife).

Unilife is pleased to invite you to subscribe for CHESS Depositary Interests (CDIs) (each representing an interest in one-sixth of a share of common stock) and free unlisted attaching options in Unilife under a placement to raise up to approximately A$33.9 million (Placement) on the terms set out in this letter (Subscription Agreement). Details of the CDIs and free unlisted attaching options in Unilife for which you are invited to subscribe are set out in Section 2.

Unilife also proposes to offer additional CDIs to its existing Australian and New Zealand resident shareholders at the Placement Price under a Share Purchase Plan to raise up to approximately A$7 million. Unilife reserves the right to accept applications for such higher amount as the Company, in its absolute discretion, determines subject to the maximum number of CDIs which Unilife is permitted to issue under the NASDAQ Listing Rules without shareholder approval (ie, not more than 20% of the issued capital of Unilife when aggregated with the CDIs issued under the Placement). For this purpose, investors should be aware that the calculation of the 20% limit under the NASDAQ Listing Rules is determined differently to the calculation of Unilife’s 15% issue capacity under the ASX Listing Rules.

1.	Summary of the Placement

The following are the principal terms of the Placement and defined terms used in this Subscription Agreement:

Company or Unilife	Unilife Corporation (ARBN 141 042 057)

Placement	The proposed issue by the Company of (i) the Placement CDIs at the Placement Price and (ii) the Placement Options to sophisticated and professional investors in Australia.

Amount of Placement	Up to A$33.9 million.

The Company reserves the right to accept any lesser amount raised under the Placement at its absolute discretion.

To the extent that the Company receives applications for in excess of A$28.3 million, the issue of the Tranche 2 Placement Options will be subject to Shareholder Approval as described below.

Option Agreement	The Option Agreement setting out the terms on which the Placement Options will be granted in the form annexed to this Subscription Agreement.

Subscription Agreement for Unilife Placement

Placement CDIs	Up to 39,986,592 CDIs in the Company (each representing an interest in one-sixth of a share of common stock) to be issued under the Placement at the Placement Price.

Placement CDIs will be quoted on ASX and the Company’s shares of common stock are quoted on NASDAQ.

Subject to ASX approval, all CDIs in the Company (including CDIs which may be issued upon conversion of the Underlying Shares) will be subject to a FOR US restriction which will prevent resale of such CDIs into the US without a registration statement or an available exemption from registration. In addition, the Underlying Shares may not be resold in the US without registration or an available exemption from registration.

Placement Price	A$0.85 per CDI (equivalent to A$5.10 per share of common stock in the Company).

Placement Options	For every 24 Placement CDIs allotted, investors will be issued for nil cash consideration, two free unlisted options (a Tranche 1 option and a Tranche 2 option) in the Company. Fractional entitlements to Placement Options will be rounded down to the nearest whole number of Placement Options.

Each option will entitle the investor to subscribe for one fully paid share of common stock in the Company. Investors may elect to receive the Underlying Shares issued on exercise of the Placement Options in the form of common stock or CDIs (with each CDI representing an interest in one-sixth of a share of common stock).

The options will be issued with an exercise price per share of common stock of: Tranche 1 — A$7.50 (equivalent to A$1.25 per CDI), Tranche 2 A$12.00 (equivalent to A$2.00 per CDI) on the terms and conditions set out in the Option Agreement.

In the event that the Company receives applications under the Placement for in excess of A$28.3 million, the issue of the Tranche 2 options will be subject to the Company obtaining Shareholder Approval for their issue.

Shareholder Approval	The issue of the Tranche 2 Placement Options will, in the event that Unilife receives applications under the Placement in excess of A$28.3 million, be conditional upon approval being obtained from shareholders of Unilife for their issue in accordance with ASX Listing Rule 7.1 at an extraordinary meeting of shareholders of the Company which is scheduled to occur in late January 2011.

Unilife does not warrant that shareholder approval (if required) will be obtained for the issue of the Tranche 2 Placement Options.

Underlying Shares	The shares of common stock in Unilife Corporation issued to investors on exercise of the Placement Options.

Use of Proceeds	Unilife intends to use the proceeds raised from the Placement for the purchase of capital equipment, for general operations and to cover the costs of the Placement.

Notwithstanding the above, the Unilife reserves the right to change the use of proceeds in its sole discretion, from time to time.

Subscription Agreement for Unilife Placement

2.	Your allocation

Unilife is pleased to confirm that you, as the addressee of this Subscription Agreement (you), are invited to subscribe for the number of Placement CDIs and Placement Options set out below.

		DVP Settlement Funds	If not Settling Via DVP —
Number of Securities	Subscription Amount (A$)	Required by	Funds Required by

[insert amount] Placement CDIs	A$[insert amount]	5:00 pm, Thursday 2 December 2010 (Australian Eastern Daylight Time)	If paying by cheque — 5.00 pm on Monday 29 November (Australian Eastern Daylight Time)
[insert amount] Placement Options*			If paying by electronic funds transfer — 5.00 pm, on Tuesday 30 November 2010 (Australian Eastern Daylight Time)

*	Investors will receive two Placement Options (a Tranche 1 option and a Tranche 2 option) for every 24 Placement CDIs which they subscribe for under the Placement.

This offer is made to you on the terms and conditions set out in this Subscription Agreement. The term “you” in this letter shall include any person or entity which applies for or is allotted Placement CDIs and/or Placement Options on your behalf, including as nominee or custodian.

By returning the completed Placement Application Form (attached to this Subscription Agreement) including the making of your investor representations in this Subscription Agreement and the Option Agreement, you are irrevocably applying for the allotment and issue to you of the number of Placement CDIs and Placement Options set out above on the terms set out in this Subscription Agreement and the Option Agreement without the need for any separate instrument of application.

Upon receipt of the completed Placement Application Form together with payment of the above Subscription Amount in cleared funds the Company agrees to allot and issue to you the number of Placement CDIs and Placement Options set out above.

Upon the allotment of Placement CDIs and Placement Options to you, you agree to:

(a) accept the Placement CDIs and Placement Options issued to you on the terms of the offer as set out in this Subscription Agreement;

(b) be bound by the Company’s certificate of incorporation and by-laws; and

(c) authorise your name to be placed on the register of members of the Company as the legal owner of the Placement CDIs and on the Company’s option register as the legal owner of the Placement Options issued to you.

Pursuant to the terms of the Placement Application Form and this Subscription Agreement, you acknowledge that the Placement CDIs, Placement Options and the Underlying Shares have been offered and will be sold to you, in compliance with Regulation S of the United States Securities Act of 1933, as amended (the US Securities Act) and, as a result, the Placement CDIs, the Placement Options and the Underlying Shares will constitute “restricted securities” as such term is defined under Rule 144 of the US Securities Act. In light of the restricted nature of the Placement CDIs, the Placement Options and the Underlying Shares, you covenant and agree (i) not to sell the Placement CDIs, the Placement Options or the Underlying Shares except as permitted under the US Securities Act pursuant to registration or to an exemption from registration, and (ii) not to engage in hedging transactions involving the Placement CDIs, the Placement Options or the Underlying Shares unless in compliance with the US Securities Act. You also covenant and agree that you will

Subscription Agreement for Unilife Placement

not exercise the Placement Options unless at the time of exercise (i) you are outside the United States and (ii) you are not a US person, as defined in Regulation S (and will not be acquiring the Underlying Shares on behalf of or for the account of or benefit of, a US person).

3.	Timetable

The proposed timetable for the Placement is as follows:

Action	Time*

Return of Placement Application Form to Brokers	by 4.00 pm on 26 November 2010
Payment of subscription amount (if paying subscription amount by cheque)**	by 5.00 pm on 29 November 2010
Payment of subscription amount (if paying subscription amount by EFT)	by 5.00 pm on 30 November 2010
Settlement via DVP	2 December 2010
Allotment of Placement CDIs	3 December 2010
Allotment of Placement Options (not subject to shareholder approval being obtained)	10 December 2010***
Unilife Extraordinary Meeting of shareholders to consider resolution to approve the issue of the Tranche 2 Placement Options (if required)	late January 2011
Allotment of Tranche 2 Placement Options (if Shareholder Approval is required to be obtained for their allotment)	within 3 business days after the Extraordinary Meeting****

*	All times above are references to Australian Eastern Daylight time.

**	Settlement via DVP or by electronic funds transfer is preferred to settlement by cheque.

***	Delay in timing of allotment is necessary to effect the preparation and delivery of option certificates.

****	Assuming shareholder approval is obtained at the Extraordinary Meeting

Quotation of the CDIs on ASX will occur following allotment of the relevant Placement CDIs. The Company will not apply for listing of the Placement Options on ASX, NASDAQ or any other exchange.

Please note that the above timetable may change without consultation with you and you are bound by your Subscription Agreement, notwithstanding any such changes to the timetable.

The Company reserves the right not to proceed with the Placement or any part of it at any time before the allotment of Placement CDIs and Placement Options to you. If the Placement or any part of it does not proceed or is cancelled, all relevant Subscription Amounts relating to the cancelled part of the Placement will be refunded (without interest).

4.	Rights and restrictions attaching to the Placement CDIs, the Placement Options and the Underlying Shares

The Placement CDIs will rank pari passu in all respects with the CDIs of Unilife on issue as at the date of their allotment. The Placement CDIs are being offered pursuant to the Regulation S exemption from registration under the US Securities Act, and as such, cannot be offered or sold to “US persons” (as defined under Regulation S of the US Securities Act).

Subject to ASX approval, all CDIs in the Company will be subject to a FOR US restriction which will prevent resale of such CDIs into the US without a registration statement or an available exemption from registration.

Subscription Agreement for Unilife Placement

Investors should be aware that restrictions will be imposed on the ability of an investor to convert the Placement CDIs into shares of common stock in Unilife until a registration statement has been filed with the SEC.

The Placement Options will be options to acquire common stock in Unilife and will be issued on the terms set out in the Option Agreement. The Placement Options will not be listed on ASX, NASDAQ or any other exchange. Investors should be aware that the Underlying Shares will bear a legend stating that transfers of the shares will be prohibited except in accordance with Regulation S, pursuant to a registration statement or pursuant to an available exemption from registration and that hedging transactions involving the Placement Options and the Underlying Shares may not be conducted unless in compliance with the US Securities Act.

Investors should further be aware that allotment of the Tranche 2 Placement Options may be subject to Shareholder Approval as described in Section 1 above.

Upon allotment, Unilife will apply for official quotation of the Placement CDIs on ASX. Please note that ASX Participating Organisations (as defined in the ASX Business Rules) cannot deal in the Placement CDIs either as principal or agent until official quotation is granted in respect of the CDIs. The Placement Options and the Underlying Shares are being or will be offered pursuant to the Regulation S exemption from registration under the US Securities Act and as such cannot be offered or sold to ‘US’ persons as defined under Regulation S of the US Securities Act.

5.	Issue of Placement CDIs and Placement Options

Placement CDIs — DVP settlement

Subject to the Company receiving payment in full for your Subscription Amount, the Placement CDIs will be issued on a DVP basis on 3 December 2010.

Placement CDIs — Non-DVP settlement

Subject to the Company receiving payment in full in cleared funds for the Subscription Amount, the Placement CDIs will be issued on 3 December 2010.

Placement Options

The Placement Options (excluding any Tranche 2 Placement Options which are subject to Shareholder Approval) will, subject to the Company receiving payment in full for your Subscription Amount, be issued on 10 December 2010.

In the event that Shareholder Approval is required for the allotment of the Tranche 2 Placement Options, allotment of the Tranche 2 Placement Options will occur (subject to Shareholder Approval for their issue being obtained which is expected to take place in late January 2011) within 3 business days after the Extraordinary Meeting approving their allotment.

6.	Offer personal

The invitation for you to subscribe for Placement CDIs and Placement Options on the terms and conditions set out in this Subscription Agreement is personal to you. You may not, prior to allotment of the Placement CDIs and Placement Options, assign, transfer or deal in any other manner, with Placement CDIs and Placement Options, or your rights or obligations under this Subscription Agreement without the prior written agreement of Unilife.

Subscription Agreement for Unilife Placement

7.	Representations, warranties and agreements

By accepting this invitation (by returning the completed Placement Application Form) you represent, warrant and agree for the benefit of Unilife and its related bodies corporate and any officers, employees, agents, advisers or brokers of any of them (affiliates) that:

(a) You are:

(i) a “Sophisticated Investor” under section 708(8) of the Corporations Act 2001 (Cth) (Corporations Act); or

(ii) a “Professional Investor” under section 708(11) of the Corporations Act.

(b) You confirm that you are in compliance with all relevant laws and regulations and will not cease to be in compliance if you apply for Placement CDIs and Placement Options on the terms set out in this Subscription Agreement.

(c) In accepting this offer to apply for Placement CDIs and Placement Options on the terms set out in this Subscription Agreement you are not subscribing for Placement CDIs and Placement Options for the purpose of selling or transferring the Placement CDIs and Placement Options issued to you or granting, issuing or transferring interests in, or options over the Placement CDIs and Placement Options within 12 months of their date of issue. This confirmation is understood to be a statement by you of present intention only but not an undertaking not to sell, particularly where your investment objectives or market conditions change.

(d) You acknowledge that no disclosure document has been prepared under the Corporations Act in connection with the offer of the Placement CDIs or the Placement Options.

(e) You have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of a subscription for Placement CDIs and Placement Options and you acknowledge that an investment in Placement CDIs and Placement Options involves a degree of risk.

(f) You have the financial ability to bear the economic risk of an investment in the Placement CDIs and Placement Options.

(g) You are aware that publicly available information about Unilife can be obtained from ASX (including its web site http://www.asx.com.au), the SEC (including its website http://www.sec.gov) and that certain publicly available information about Unilife can be obtained free of charge from Unilife’s web site: www.unilife.com.

(h) You have had access to all information that you believe is necessary or appropriate in connection with your application for Placement CDIs and Placement Options. You acknowledge and agree that you will not hold Unilife or its affiliates or any of their respective officers, employees, agents, advisers or affiliates responsible for any misstatements in, or omissions from, any publicly available information concerning Unilife.

(i) You have made and relied upon your own assessment of Unilife and have conducted your own investigation with respect to the Placement CDIs and Placement Options and Unilife including, without limitation, the particular tax consequences of subscribing, owning or disposing of Placement CDIs and Placement Options in light of your particular situation as well as any consequences arising under the laws of any other taxing jurisdiction.

(j) You have not relied on any representations made by Unilife, its affiliates or any of their respective officers, employees, agents, advisers or affiliates except as set out in this Subscription Agreement.

(k) You have not relied on any investigation that Unilife, its affiliates or any of their respective officers, employees, agents, advisers or affiliates or any persons acting on their behalf may have conducted with respect to the Placement CDIs and the Placement Options or Unilife. None of such

Subscription Agreement for Unilife Placement

persons has made any representation to you, express or implied, with respect to the Placement CDIs and the Placement Options or Unilife.

(l) You acknowledge that this Subscription Agreement does not constitute a securities recommendation or financial product advice and that Unilife or its affiliates have not considered your particular objectives, financial situation and needs.

(m) You agree to be bound by the provisions of the certificate of incorporation and by-laws of Unilife upon allotment of Placement CDIs to you and the issue of the Underlying Shares on exercise of the Placement Options held by you.

(n) Except to the extent that liability cannot be excluded by law, you acknowledge that none of, Unilife or its affiliates or any of their respective related bodies corporate, officers, employees, agents, advisers or affiliates, accept any responsibility in relation to the Placement.

(o) You are not a Related Party (as defined in the ASX Listing Rules) of Unilife.

(p) You acknowledge and agree that, in order to ensure that US Persons do not purchase any Placement CDIs or the Underlying Shares issued to you, a number of procedures governing the trading and clearing of CDIs will be implemented, including the application to CDIs of the status of Foreign Ownership Restriction (FOR) securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition on US Persons acquiring CDIs.

(q) You understand and agree that the offer and sale to you of the Placement CDIs, the Placement Options and the Underlying Shares has not been and will not be registered under the US Securities Act or the laws of any state or other jurisdiction in the United States but rather the issue of the Placement CDIs and the Placement Options under this Subscription Agreement and the issue of the Underlying Shares on exercise of the Placement Options will be made in reliance on an exemption from registration contained in Regulation S under the US Securities Act for offers and sales made outside of the US. Therefore, you agree that (i) you may not and will not offer, sell, pledge, transfer or otherwise dispose of any Placement CDIs, any Placement Options or any Underlying Securities in the United States or for the account or benefit of a U.S. person (as defined in Regulation S of the US Securities Act) (US Person) unless and until the Placement CDIs, the Placement Options or the Underlying Shares (as applicable) are registered under the US Securities Act (which you acknowledge Unilife has no obligation to do) or offered, sold, pledged, transferred or otherwise disposed of in a transaction exempt from, or not subject to, the registration requirements of the US Securities Act or the laws of any state or other jurisdiction in the United States; and (ii) you may not engage in hedging transactions involving the Placement CDIs, the Placement Options or the Underlying Shares unless in compliance with the US Securities Act. You further acknowledge that (i) each Placement Option certificate will bear a legend stating that it and the Underlying Shares have not been registered under the US Securities Act and that such option may not be exercised by or on behalf of any US person unless registered under the US Securities Act or an exemption from registration is available, and no hedging transactions involving the Placement Options or the Underlying Shares may be conducted unless in compliance with the US Securities Act, and (ii) upon exercise of such option, you will be required to give a written certification that you are outside the US and that you are not a US person and that the Placement Option is not being exercised on behalf of a US person.

(r) You represent that (i) at the time that you submit your Placement Application Form to the Company, (ii) at the time of allotment of the Placement CDIs and the Placement Options, and (iii) at the time of exercise of the Placement Options, you are and will be (i) outside the United States and (ii) not a US person, as defined in Regulation S and are not and will not be acquiring the Placement CDIs, the Placement Options or the Underlying Shares on behalf of or for the account of or benefit of, a US person.

(s) You have full corporate power and lawful authority to execute and deliver this Subscription Agreement and to perform, or cause to be performed, your obligations under this Subscription Agreement.

Subscription Agreement for Unilife Placement

(t) This Subscription Agreement constitutes a legal, valid and binding obligation on you, enforceable in accordance with its terms.

(u) If you are acquiring any Placement CDIs and Placement Options for an account of one or more persons, you have full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such person and you will take reasonable steps to ensure that each such person will comply with its obligations herein.

(v) You acknowledge that Unilife and its affiliates will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any such acknowledgments, representations or warranties are no longer accurate, you will notify Unilife immediately. You indemnify Unilife, its affiliates and their respective officers, employees, advisers and affiliates against any loss, damage or costs incurred and arising out of or in relation to any breach by you of the acknowledgments, representations, warranties and agreements.

(w) You acknowledge that if you have material non-public information regarding the Company insider trading restrictions may apply to you. You agree not to, and not to cause any other person to, trade any of the Company’s securities after you have had access to material non-public information if doing so would be a breach of insider trading restrictions.

8.	Confidentiality

You must not disclose the contents of this Subscription Agreement, any transactions contemplated by this Subscription Agreement or any information provided to you with respect to the Company or the Placement without the prior written consent of the Company, except to the extent that the disclosure is required by law.

9.	Announcements

You may not make any public announcement or communication concerning the transactions referred to in this Subscription Agreement without obtaining the prior written consent of Unilife except as required by law or a regulation of a stock exchange.

10.	Governing law and jurisdiction

This Subscription Agreement between us arising out of your acceptance of the terms of this invitation to apply for Placement CDIs and Placement Options shall be governed by the laws of New South Wales, Australia and you agree to submit to the exclusive jurisdiction of the courts of that State.

11.	Entire agreement

The terms contained in this Subscription Agreement including, without limitation, the Option Agreement and your executed Placement Application Form, constitute the entire agreement among you and Unilife and your participation in the Placement to the exclusion of all prior representations, understandings and agreements among you and Unilife. Any variation of the terms of this Subscription Agreement must be in writing signed by Unilife and you.

12.	Notices

Any notice to be given relating to the offer of Placement CDIs and Placement Options or this Subscription Agreement may be sent by mail or by facsimile to the facsimile number of the party to whom the notice is sent and will be deemed to have been given one business day after being mailed or upon the successful transmission to that facsimile number.

13.	Commission

The Company has agreed to pay to the brokers in connection with the Placement a cash payment of 5% of the value of the CDIs allotted under the Placement.

Subscription Agreement for Unilife Placement

14.	Placement application form & payment details

To confirm your irrevocable application for the allotment and issue of the number of Placement CDIs and Placement Options set out in Section 2 above to you, on the terms set out in this Subscription Agreement and your acceptance of the terms and conditions of the Placement as set out in this Subscription Agreement, please complete, sign and return a copy of the Placement Application Form to us by fax on or before 4.00 pm (Australian Eastern Daylight Time) on Friday, 26 November 2010 to:

[insert name of Broker]

Fax No:	[insert details]
Attention:	[insert name]

DVP

As it is the intention that settlement of your participation in the Placement will be by way of DVP, we will require cleared funds in your account with us to enable settlement. We will discuss this directly with you.

In the event that you decide not to settle by DVP:

Electronic funds transfers:

Electronic funds transfers must be made in Australian currency and all transfer fees and bank charges must be deducted from the sending bank. Transfers should be directed as follows:

Account Holder:	Unilife Medical Solutions Limited
Account Name:	Unilife Medical Solutions Limited — Subscription Account
Bank Name:	Westpac Banking Corporation
Branch:	Royal Exchange
BSB (Australian transfers):	032-002
Account Number:	398135
Reference:	Please ensure that the EFT contains a reference to the name of the applicant as set out on the Application Form and the name of the placement agent.

Cheque payment:

Please make cheques payable to Unilife Medical Solutions Limited — Subscription Account in Australian currency, cross it and mark it “Not Negotiable”. Cheques must be drawn on an Australian Bank and in Australian currency.

Please note that payment by cheque is not the preferred option for settlement of funds as there is no certainty that the Company will have cleared funds to enable settlement by the planned date.

Any questions relating to settlement should be directed to Andrew Cohen on +61 2 9229 2766. Please note that while this settlement is being undertaken via CHESS it is not covered by the National Guarantee Fund.

Yours faithfully,

[insert name]
[insert name of Broker]

Enclosures: Placement Application Form
            Option Agreement

Unilife Corporation Option Agreement

Option Agreement

Unilife Corporation
The option holder identified in item 1 of Annexure A

Unilife Corporation Option Agreement

Unilife Corporation Option Agreement

Parties

Unilife Corporation a company incorporated in Delaware United States of 633 Lowther Road, Lewisberry, Pennsylvania 17339, United States (Unilife Corporation)

The option holder identified in item 1 of Annexure A (Option Holder)

1  Grant of Options

1.1 Unilife Corporation grants the Option Holder the Options set out in item 2 of Annexure A to subscribe for Unilife Corporation Shares to be allocated on the terms and conditions set out in this Agreement.

1.2 Each Option entitles the Option Holder to acquire one Unilife Corporation Share.

2  Tranches

2.1 The Options are granted in two tranches as set out in item 3 of Annexure A.

3  Exercise Period

3.1 Subject to clause 13, each Option is exercisable at any time from the date which is six months after their date of grant until the third anniversary of the date of grant and if the Option is not exercised on or prior to the expiry of the Option Period, the Option will automatically lapse.

4  Exercise Price

4.1 The exercise price for each Option is as follows:

4.1.1 Tranche 1: A$7.50; and

4.1.2 Tranche 2: A$12.00,

payable immediately on exercise by bank cheque or wire transfer to an account of Unilife Corporation.

5  Notice of Exercise

5.1 The Options may be exercised by giving notice in writing to the Unilife Corporation, in the form set out in Annexure B of this Agreement, at any time during the Option Period stating the number of Options being exercised. Options may only be exercised in multiples of 1,000 unless all of the then unexercised Options are being exercised under the relevant Notice of Exercise.

6  Allotment of Unilife Corporation Shares

6.1 Subject to clause 6.3, on receipt by Unilife Corporation of a valid Notice of Exercise in accordance with clause 5 and payment of the Exercise Price in accordance with clause 4, Unilife Corporation must, within ten Business Days, issue and allot to the Option Holder the number of Unilife Corporation Shares or CDIs set out in the Exercise Notice and despatch the relevant share certificate, holding statement or other appropriate acknowledgment as soon as reasonably practicable thereafter.

6.2 Whilst Unilife Corporation remains listed on ASX, the Option Holder will be entitled to elect whether to receive Unilife Corporation Shares in the form of common stock of Unilife Corporation or as CDIs. If the Option Holder elects to receive their Unilife Corporation Shares in the form of CDIs, they will receive six CDIs for every Unilife Corporation Share to which they would be entitled on exercise of the Options.

6.3 If at any time the Board determines that the delivery of Unilife Corporation Shares under this Agreement is or may be unlawful under Applicable Law, the Option Holder’s right to exercise the Option or receive the Unilife Corporation Shares or CDIs pursuant to the Option shall be suspended until the Board determines that such delivery is lawful.

6.4 Unilife Corporation may require that the Option Holder, as a condition to exercise of the Option, and as a condition to the delivery of any share certificate (if relevant), make such written representations (including representations to the effect that the Option Holder will not dispose of the Unilife Corporation Shares so acquired in violation of Applicable Law) and furnish such information as may, in the opinion of counsel for

Unilife Corporation Option Agreement

Unilife Corporation, be appropriate to permit Unilife Corporation to issue the Unilife Corporation Shares or CDIs in compliance with Applicable Law.

7  Quotation of Options and Shares

7.1 The Options will not be listed for quotation on ASX, NASDAQ or any other exchange.

7.2 As soon as reasonably practicable following the exercise of an Option:

7.2.1 to the extent that the Option Holder elects to receive their Unilife Corporation Shares in the form of CDIs, Unilife Corporation shall apply for the CDIs to be admitted for quotation on the Official List of ASX (so long as CDIs are quoted on the Official List of the ASX at that time); or

7.2.2 to the extent that the Option Holder elects to receive their Unilife Corporation Shares in the form of common stock, Unilife Corporation shall apply for the Unilife Corporation Shares to be admitted for quotation on NASDAQ (so long as the Unilife Corporation Shares are quoted on NASDAQ at that time).

8  Shareholder approval

8.1 If, for any reason, an issue of Unilife Corporation Shares to the Option Holder in accordance with this Agreement would require approval of Shareholders, Unilife Corporation must convene the necessary meeting as soon as reasonably practicable and at its own cost.

9  Shares rank equally

9.1 Unilife Corporation Shares (or CDIs as relevant) issued on the exercise of Options will rank equally in all respects with the other Unilife Corporation Shares (or CDIs as relevant) on issue at the date of allotment and will be subject to the provisions of Unilife Corporation’s certificate of incorporation and by-laws.

10  No participation in new issues

10.1 An Option does not confer a right to participate in new issues of securities of Unilife Corporation, unless the Option Holder has first exercised the Option and such exercise took place on or before the record date for determining entitlements to the issue.

10.2 Option Holders have the right to exercise their Options prior to the date for determining entitlements to participate in any issues made during the currency of the Options, and will be granted a period of at least nine business days before the relevant record date to exercise the Options.

10.3 In the event that a pro rata issue of Unilife Corporation shares is made to the holders of securities in Unilife Corporation, the exercise price of the Options shall be reduced in accordance with ASX Listing Rule 6.22 (as amended from time to time) (so long as CDIs are quoted on ASX at that time).

11  Reorganisation of capital

11.1 In the event of any reorganisation (including consolidation (reverse split), sub-division (stock split), split-up, spin-off or similar transaction, recapitalisation, reduction or return, merger or share exchange) of the issued capital of Unilife Corporation, the rights of the Option Holder including the number of Options or the Exercise Price or both shall be reorganised (as appropriate):

11.1.1 while CDIs are quoted on the Official List of ASX, to the extent necessary to comply with the Listing Rules applying to a reorganisation of capital at the time of the reorganisation; or

11.1.2 if CDIs are no longer quoted on the Official List of ASX, as otherwise determined by the Board to be appropriate to reflect the reorganisation.

12  Options not transferable

12.1 The Options are not transferable without the prior written consent of the Board of Directors of Unilife Corporation.

Unilife Corporation Option Agreement

13  Change of Control

13.1 Each outstanding Option shall lapse upon the effective time of a Change of Control Event unless the transaction the subject of the Change of Control Event provides for the continuation or assumption of outstanding Options by the surviving or successor entity or a parent company of that entity, or for the substitution of equivalent awards, as determined in the sole discretion of the Board of the surviving or successor entity or a parent of that entity. This is subject to the proviso that holders of Options that lapse under this clause 13.1 are permitted to exercise all of their Options immediately before the Change of Control Event.

13.2 In the event of a Change of Control Event, the Board will notify the Option Holder of the forthcoming Change of Control Event and provide the Option Holder with a reasonable period in which it may exercise its Options prior to them lapsing under clause 13.1.

14  Option register

14.1 Unless otherwise determined by the Board of Directors of Unilife Corporation (or a committee of the Board), Unilife Corporation’s share registry will maintain a register of the Options.

15  Governing Law

15.1 The Options and this Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

15.2 Any suit with respect to an Option will be brought in the federal or state courts in the State of Delaware, and the Option Holder, by accepting the Options, irrevocably and unconditionally agrees and submits to the personal jurisdiction and venue thereof.

16  Notices

16.1 Notices may be given by Unilife Corporation to the Option Holder in writing and to the address set out above or such new address as is notified from time to time by the Option Holder to Unilife Corporation.

17  Definitions

17.1 In this Agreement, unless the context otherwise requires:

A$ means Australian currency.

Applicable Law means any one or more or all, as the context requires, of:

(a) the Corporations Act and any regulations to it;

(b) the ASX Listing Rules;

(c) the certificate of incorporation and by-laws of the Unilife Corporation;

(d) the United States Securities Act of 1933, as amended (including the rules thereunder), Exchange Act and any other applicable United States federal or state law, including without limitation the Delaware General Corporation Law;

(e) the NASDAQ Rules; and

(f) any practice note, policy statement, class order, declaration, guideline, policy or procedure pursuant to the provisions of which any of the SEC, ASIC or ASX is authorised or entitled to regulate, implement or enforce, either directly or indirectly, the provisions of any of the foregoing statutes, regulations or rules or any conduct of any duly authorised person, pursuant to any of the abovementioned statutes, regulations or rules.

ASIC means the Australian Securities and Investments Commission.

ASX means ASX Limited (ACN 008 624 691) and any successor body corporate or the financial market it operates (as the context requires).

Unilife Corporation Option Agreement

ASX Listing Rules means the Listing Rules published by ASX from time to time.

Board means all or some of the directors of Unilife Corporation acting as a board from time to time.

Business Day means any day, other than a Saturday, Sunday or public holiday in New York, United States of America.

CDI means a CHESS Depositary Interest over one-sixth of a share of Unilife Corporation common stock.

Change of Control Event means the occurrence of any of the following events:

(a) a Change of Ownership of Unilife Corporation;

(b) a Change of Effective Control of Unilife Corporation; or

(c) a Change of Ownership of Assets of Unilife Corporation.

For the purposes of a Change of Control Event, fair market value is determined by the Board. A Change of Control Event excludes a public offering of the Shares.

Change of Effective Control of Unilife Corporation means the date on which a majority of members of Unilife Corporation’s full board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Unilife Corporation’s full board of directors before the date of the appointment or election.

Change of Ownership of Assets of Unilife Corporation means the date on which any one person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons), assets from Unilife Corporation that have a total gross fair market value more than 50% of the total gross fair market value of all of the assets of Unilife Corporation immediately before such acquisitions. For this purpose, gross fair market value means the value of the assets of Unilife Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Change of Ownership of Unilife Corporation means the date on which any one Person acquires, or Persons Acting as a Group acquire, ownership of Shares that, together with the Shares held by such Person or Persons Acting as Group, constitutes more than 50% of the total fair market value or total voting power of the Shares of Unilife Corporation. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the Shares of Unilife Corporation, the acquisition of additional Shares by the same Person or Persons Acting as a Group is not considered to cause a Change of Ownership of Unilife Corporation or to cause a Change of Effective Control of Unilife Corporation. An increase in the percentage of Shares owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Unilife Corporation acquires its Shares in exchange for property will be treated as an acquisition of Shares.

Corporations Act means the Corporations Act 2001 (Cth).

Exchange Act means the United States Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.

Exercise Price means the exercise price payable to acquire one Share pursuant to the exercise of each Option.

NASDAQ Rules means the Nasdaq Listing Rules as published by The Nasdaq Stock Market from time to time.

Notice of Exercise means the notice provided to Unilife Corporation by the Option Holder in respect of the exercise of the Options in the form set out in Annexure B to this Agreement.

Option Period means the date from which the Options become exercisable until the date on which the Options lapse.

Options means the options granted to the Option Holder under this Agreement.

Unilife Corporation Option Agreement

Person means any individual, entity or group within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Shares of the Company in a registered public offering.

Persons Acting as a Group means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the corporation. If a Person owns shares in both corporations that enter into a merger, consolidation, purchase or acquisition of shares, or similar transaction, such shareholder is considered to be a Person Acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be Persons Acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own shares of the same corporation at the same time, or as a result of the same public offering.

Unilife Corporation Shares means shares of fully paid common stock in the capital of Unilife Corporation.

SEC means the United States Securities and Exchange Commission.

Unilife Corporation Option Agreement

Date:

THESE OPTIONS AND THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (US SECURITIES ACT) AND THE OPTIONS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S OF THE US SECURITIES ACT, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS FILED AND MADE EFFECTIVE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE UNILIFE CORPORATION TO THE EFFECT THAT REGISTRATION UNDER THE US SECURITIES ACT IS NOT REQUIRED. NEITHER THE OPTIONS NOR THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE MAY BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE OPTIONS OR THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE US SECURITIES ACT AND AN OPINION OF COUNSEL SATISFACTORY TO THE UNILIFE CORPORATION TO THE EFFECT THAT REGISTRATION UNDER THE US SECURITIES ACT IS NOT REQUIRED. NO HEDGING TRANSACTIONS INVOLVING THE PLACEMENT OPTIONS OR THE UNDERLYING SHARES MAY BE CONDUCTED UNLESS IN COMPLIANCE WITH THE US SECURITIES ACT.

Executed by Unilife Corporation acting by:

BY:

TITLE:

Unilife Corporation Option Agreement

Annexure A

DETAILS OF OPTION HOLDER

Item 1:	[insert full name and address of Option Holder]

Item 2:	[insert number of Options to be granted to the Option Holder] Options

Item 3	Tranche 1: [insert number of Options] Options

Tranche 2:  [insert number of Options] Options

Unilife Corporation Option Agreement

Annexure B

NOTICE OF EXERCISE OF OPTIONS

          2010

The Company Secretary
Unilife Corporation
633 Lowther Road
Lewisberry, Pennsylvania 17339
UNITED STATES OF AMERICA

Dear Sir/Madam

Notice of Exercise of Options

I,   of
  Name                                                         Address

give notice of the exercise of   options for the purchase of Unilife
                                                 insert number of options

Corporation shares, as identified by option certificate #   and pursuant to the
                                                                              insert number

terms and conditions of the applicable Unilife Corporation option agreement, with a total exercise price of A$  .
                                                 insert amount payable on exercise of options

I represent and warrant to Unilife Corporation that I will not dispose of or engage in hedging transactions involving the Unilife Corporation shares (whether in the form of common stock or CDIs, as applicable) that I acquire through this exercise of the options in violation of Applicable Law, as that term is defined in the option agreement, including without limitation, the United States Securities Act of 1933, as amended (the “US Securities Act”).

I understand and acknowledge that (i) the shares that I acquire through this exercise of the options may not be transferred, sold or otherwise disposed of in the absence of (x) an effective registration statement, or (y) an exemption from registration under the US Securities Act and an opinion of counsel satisfactory to Unilife Corporation to the effect that registration under the US Securities Act is not required; and (ii) no hedging transactions involving such shares may be conducted unless in compliance with the US Securities Act.

Unilife Corporation Option Agreement

Election for CHESS Depositary Interests (CDIs) or common stock in Unilife Corporation

While Unilife Corporation remains listed on ASX and NASDAQ, you will be entitled to elect whether to receive the Unilife Corporation shares which will be issued on exercise of the above options in the form of common stock or CDIs (each representing one-sixth of a share of common stock).

Please tick one of the boxes below to elect to receive your Unilife Corporation shares in the form of CDIs (tradable on ASX) or shares of common stock (tradeable on NASDAQ):

☐	CDIs, each representing one-sixth of a share of common stock (only tradeable on ASX).
☐	Common Stock (only tradeable on NASDAQ).

If you do not tick one of the boxes above, the shares which will be issued to you on exercise of the above options will be issued in the form of Unilife Corporation CDIs, each representing one-sixth of a share of common stock, which will only be tradeable on ASX.

The certificate for these options, along with a cheque made payable in Australian dollars to “Unilife Corporation” for the amount set out above (being the total of the exercise price payable on the exercise of these options), is enclosed.

[Individual]
Signed by
in the presence of:
.....................................................
Optionholder
.....................................................
Witness

.....................................................
Name of Witness (print)

Unilife Corporation Option Agreement

[Company]

Executed by [insert name of company] acting by the following persons:

.....................................................	.................................................................
Signature of director	Signature of director/company secretary

.....................................................	.......................................................................
Name of director (print)	Name of director/company secretary (print)

PIN CHEQUE(S) HERE

unilife
medical solutions

Placement Application Form – Australian Residents

ARBN: 141 042 757

Fill out this Application Form if you want to apply for Chess Depositary Interests (**CDIs**) in Unilife Corporation (**Unilife** or **Company**) under the Placement, which is subject to the terms and conditions set out in the Placement Offer and Allocation letter dated 25 November 2010 (**Subscription Agreement**).

- Follow the instructions to complete this Application Form (see reverse).
- Print clearly in capital letters using black or blue pen.

A **Number of CDIs you are applying for**

A$0.85 per CDI =

B **Total amount payable (A$)**

.00

C **Write the name(s) you wish to register the CDIs in** ***(see reverse for instructions)***

Applicant 1

Name of Applicant 2 or < Account Name>

Name of Applicant 3 or < Account Name>

D **Write your postal address here**

Number/Street

Suburb/Town

State

Postcode

E **CHESS participant – Holder Identification Number (HIN)**

X

Important please note *if the name & address details above in sections C & D do not match exactly with your registration details held at CHESS, any CDIs issued as a result of your application will be held on the Issuer Sponsored subregister.*

F **Enter your Australian Tax File Number(s), Australian Business Number, or exemption category**

Applicant #1

Applicant #2

Applicant #3

G **Cheque payment details**

If paying by cheque, please enter details of the cheque(s) that accompany this application. Electronic fund transfer details are on the reverse page.

Name of drawer of cheque	Cheque No.	BSB No.	Account No.	Cheque Amount A$

H **Disclosure exemption – One box must be marked** (Refer over for a description of exemptions)

☐ Professional Investor

☐ Sophisticated Investor

I **Contact telephone number (daytime/work/mobile)**

J **Email address**

By submitting this Application Form, I/we declare in favour of the Company that this Application is completed and lodged according to the instructions on the reverse of the Application Form and declare that all details and statements made by me/us are complete and accurate and that I am bound by the terms of the Subscription Agreement and Option Agreement. I/We agree to be bound by the certificate of incorporation and by-laws of Unilife. I/We represent, warrant and undertake to Unilife that my/our subscription for the above CDIs will not cause Unilife or me/us to violate the laws of Australia or any other jurisdiction which may be applicable to this subscription for CDIs in Unilife.

GUIDE TO THE APPLICATION FORM

Please complete all relevant sections of the Application Form using BLOCK LETTERS. These instructions are cross-referenced to each section of the application Form.

Instructions

A. Insert the number of Placement CDIs for which you wish to subscribe at Item A (not less than 5,000 CDIs to be applied for, and thereafter in multiples of 1,000 CDIs).

B. Multiply by A$0.85 to calculate the total subscription amount for Placement CDIs and enter the A$ amount at B. The number of CDIs you insert in Item A must not exceed the number of CDIs allocated to you in the Subscription Agreement.

C. Write your full name. Initials are not acceptable for first names.

D. Enter your postal address for all correspondence. All communications to you from Unilife will be mailed to the person(s) and address as shown. For joint Applicants, only one address can be entered.

E. If you are sponsored in CHESS by a stockbroker or other CHESS participant, you may enter your CHESS HIN if you would like the allocation to be directed to that account.

NB: your registration details provided MUST match your CHESS account exactly.

F. Enter your Australian tax file number (“TFN”) or ABN or exemption category, if you are an Australian resident. Where applicable, please enter the TFN /ABN of each joint Applicant. Collection of TFN’s is authorised by taxation laws. Quotation of your TFN is not compulsory and will not affect your Application Form.

G. Complete cheque details as requested. Unless settling via your Placement Agent, make your cheque payable to Unilife Medical Solutions Limited — Subscription Account in Australian currency, cross it and mark it “Not Negotiable”. Cheques must be made in Australian currency and must be drawn on an Australian Bank.

For electronic funds transfers the details are as set out below. Transfers must be made in Australian currency and all transfer fees and bank charges must be deducted from the sending bank.

ELECTRONIC FUND TRANSFER DETAILS:

Account Holder:	Unilife Medical Solutions Limited
Account Name:	Unilife Medical Solutions Limited - Subscription Account
Bank Name:	Westpac Banking Corporation
Branch:	Royal Exchange
BSB (Australian transfers):	032-002
Account Number:	398135
Reference:	Please insert name of Applicant as set out on this Application Form and Name of Placement Agent

H. Select which type of investor you are by ticking the appropriate box. Refer to the explanation below: Only Professional Investors or Sophisticated Investors may apply for Placement CDIs.

Professional Investor:

•	controls at least A$10 million (including any amount held by an associate or under a trust that the investor manages)

•	is a financial services licensee

•	is regulated by APRA other than as trustee of a superannuation fund, ADF or PST

•	is a body registered under the Financial Corporations Act 1974

•	is the trustee of a superannuation fund, ADF or PST with net assets of at least A$10 million

•	is listed or a Related Body Corporate of a listed entity

•	is an exempt public authority

•	carries on a business of investment in financial products, interests in land or other investments and invests funds received (directly or indirectly) following an offer or invitation to the public, the terms of which provided for the funds subscribed to be invested for those purposes

•	is a foreign entity that, if established or incorporated in Australia, would be covered by one of the preceding paragraphs

Sophisticated Investor:

•	is an investor who is subscribing for at least A$500,000 of Placement CDIs

•	is an investor who will, when taken together with all amounts previously paid for securities held in Unilife, be subscribing for at least A$500,000 of Placement CDIs

•	has provided Unilife, with an Accountant’s certification of net assets or gross income which is dated less than 2 years before the date of the placement.

UNITED STATES SECURITIES ACT

You understand and agree that the offer and sale to you of the Placement CDIs, Placement Options and the Underlying Shares has not been and will not be registered under the United States Securities Act of 1933 (the US Securities Act) or the laws of any state or other jurisdiction in the United States but rather the issue of the Placement CDIs and the Placement Options under the Subscription Agreement and the issue of the Underlying Shares on exercise of the Placement Options will be made in reliance on an exemption from registration contained in Regulation S under the US Securities Act for offers and sales made outside of the US. Therefore, you agree that (i) you may not and will not offer, sell, pledge, transfer or otherwise dispose of any Placement CDIs, any Placement Options or any Underlying Shares in the United States or for the account or benefit of a U.S. person (as defined in Regulation S of the US Securities Act) (US Person) unless and until the Placement CDIs, the Placement Options or the Underlying Shares (as applicable) are registered under the US Securities Act (which you acknowledge Unilife has no obligation to do) or offered, sold, pledged, transferred or otherwise disposed of in a transaction exempt from, or not subject to, the registration requirements of the US Securities Act or the laws of any state or other jurisdiction in the United States; and (ii) you may not engage in hedging transactions involving the Placement CDIs, the Placement Options or the Underlying Shares unless in compliance with the US Securities Act.. You further acknowledge that (i) you are not a US Person and are not acting for the account of or benefit of a US Person (ii) each Placement Option certificate will bear a legend stating that it and the Underlying Shares have not been registered under the US Securities Act and that such option may not be exercised by or on behalf of any US person unless registered under the US Securities Act or an exemption from registration is available, and no hedging transactions involving the Placement Options or the Underlying Shares may be conducted unless in compliance with the US Securities Act, and (iii) upon exercise of such option, you will be required to give a written certification that you are outside the US and that you are not a US person and that the Placement Option is not being exercised on behalf of a US person.

I. Enter your contact details so we may contact you regarding your Application Form or Application Monies.

J. Enter your email address so we may contact you regarding your Application Form or Application Monies or other correspondence.

CORRECT FORMS OF REGISTRABLE TITLE

Note that ONLY legal entities can hold the CDIs. The Application must be in the name of a natural person(s), companies or other legal entities acceptable to Unilife. At least one full given name and surname is required for each natural person.

Examples of the correct form of registrable title are set out below.

Lodgement

Mail your completed Application Form with cheque(s) attached to the following address:

Delivery & Mailing address:	Facsimile: +61 2 9229 2727
Unilife Corporation c/- Inteq Limited	With a facsimile copy to: +1 717 938 9364
Level 6	Attention: Andrew Cohen
175 Macquarie Street
SYDNEY NSW 2000

If you have any questions as to how to complete the Application Form, please contact Andrew Cohen on tel: + 61 2 9229 2766 Privacy Statement:

Personal information is collected on this form by Computershare Investor Services Pty Limited (CIS), as registrar for securities issuers (the issuer), for the purpose of maintaining registers of securityholders, facilitating distribution payments and other corporate actions and communications. Your personal information may be disclosed to our related bodies corporate, to external service companies such as print or mail service providers, or as otherwise required or permitted by law. If you would like details of your personal information held by CIS, or you would like to correct information that is inaccurate, incorrect or out of date, please contact CIS. In accordance with the Corporations Act 2001, you may be sent material (including marketing material) approved by the issuer in addition to general corporate communications. You may elect not to receive marketing material by contacting CIS. You can contact CIS using the details provided on the front of this form or e-mail privacy@computershare.com.au

If you have any enquiries concerning your Application, please contact Computershare Investor Services Pty Limited on 1800 197 827.

Exhibit B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS.

WARRANT TO PURCHASE
UP TO           SHARES OF COMMON STOCK
OF
UNILIFE CORPORATION

This warrant (this “Warrant”) is issued to          , a           limited liability company (together with its permitted assigns, the “Holder”) by Unilife Corporation, a Delaware corporation (the “Company”), on December 2, 2010, for agreed upon consideration, receipt of which is hereby acknowledged.

1. Purchase Shares.  Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal executive offices of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company at the applicable Exercise Price (as defined below), up to           shares of common stock, par value $0.01 per share, of the Company (the “Warrant Shares”), subject to adjustment as provided in Section 8 hereof.

2. Exercise Price.  The purchase price for the Warrant Shares shall be $[     ] per share (the “Exercise Price”), subject to adjustment as provided in Section 8 hereof.

3. Exercise Period.  This Warrant may be exercised at any time after (i) December 2, 2010 and (ii) until the close of business on December 1, 2015.

4. Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, this Warrant by:

(a) the surrender of this Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Chief Financial Officer of the Company at its principal executive offices of the Company (or at such other place as the Company shall notify the Holder in writing); and

(b) the payment of the aggregate Exercise Price, which payment shall be payable by cash, or a certified or bank cashier’s check payable to the order of the Company, or wire transfer of immediately available funds to such account as shall be designated by the Company, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

5. No Redemption.  The Company shall not have any right to redeem this Warrant in whole or in part.

6. Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) business days of the delivery of the Notice of Exercise.

7. Issuance of Shares.  The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

8. Adjustment of Exercise Price and Kind and Number of Shares.  The number and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its shares of common stock, by split-up or otherwise, or combine its shares of common stock, or (ii) issue additional shares of common stock or other equity securities as a dividend with respect to such equity securities, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision (by stock split, stock dividend or otherwise), or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the shares of common stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in this Section 8), the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of the shares of common stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

(c) Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of the shares of common stock or other securities or property thereafter purchasable upon exercise of this Warrant.

(d) Issuance of New Warrant.  Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Holder shall have the right to receive a new warrant reflecting such adjustment upon the Holder tendering this Warrant in exchange. The new warrant shall otherwise have terms identical to this Warrant.

9. No Impairment.  Pursuant to the terms and conditions of this Warrant, the Company shall: (i) reserve an appropriate number of the shares of common stock to facilitate the issuance of shares to the Holder pursuant to this Warrant, and (ii) provide the Holder with at least ten (10) days prior written notice of the record date for any proposed dividend or distribution by the Company.

10. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect, unless such cash payment is less than one dollar ($1.00).

11. No Stockholder Rights.  Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the share of common stock issuable on the exercise hereof, including, without limitation, the right to vote such shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

12. Transfer.

(a) General Restrictions.  The Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer, assign, pledge or hypothecate (collectively, “Transfer”) this Warrant unless it complies with the provisions of this Section 12 and any applicable securities laws. In order to make any permitted Transfer, the Holder must deliver to the Company a duly completed and executed Transfer form attached hereto, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate Transferee(s) expressly evidencing the right to purchase the aggregate number of Warrant Shares purchasable hereunder or such portion of such number as shall be contemplated by any such Transfer.

(b) Restrictions Imposed by the Securities Act.  The securities evidenced by this Warrant shall not be Transferred unless and until (i) the Company has received the opinion of counsel for the Holder that the securities may be Transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such securities have been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state securities laws has been established.

13. New Warrants to be Issued.

(a) Partial Exercise.  Subject to the restrictions in Section 12 hereof, this Warrant may be exercised in whole or in part. In the event of the exercise hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise form and payment of the Exercise Price, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised.

(b) Lost Certificate.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

14. Successors and Assigns.  The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

15. Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 15 shall be binding upon each holder of any Warrant Shares purchased under this Warrant at the time outstanding (including securities into which such shares have been converted), each future holder of all such Warrant Shares, and the Company.

16. Notices.  All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal executive offices of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

17. Attorneys’ Fees.  If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.

18. Captions.  The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

19. Governing Law.  This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, Unilife Corporation has caused this Warrant to be executed by an officer thereunto duly authorized.

UNILIFE CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

To:	Unilife Corporation
633 Lowther Road
Lewisberry, PA 17339

Attention: Chief Financial Officer
Fax No. (717) 938-9364

The undersigned hereby elects to purchase           shares of common stock of Unilife Corporation, pursuant to the terms of the attached Warrant and payment of the aggregate Exercise Price in the amount of           as follows:

(mark the applicable one)

[  ] in cash

[  ] certified or bank cashier’s check

[  ] wire transfer

The undersigned hereby represents and warrants that the undersigned is an “accredited investor” as defined under Regulation D under the Securities Act of 1933, as amended, and is acquiring the shares for its own account for investment purposes only, and not for resale or with a view to distribution of the shares or any part thereof.

HOLDER:

Address:

Date:

Name in which shares should be registered:

FORM OF TRANSFER

To:	Unilife Corporation
633 Lowther Road
Lewisberry, PA 17339

Attention: Chief Financial Officer
Fax No. (717) 938-9364

The undersigned hereby assigns and transfers this Warrant to           whose social security number or tax identification number is           and whose record address is          , and irrevocably appoints           as agent to transfer this Warrant on the books of the Company. Such agent may substitute another to act for such agent.

HOLDER:

Address:

Date:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF UNILIFE CORPORATION
Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the “Company”), or if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint R. Richard Wieland II and J. Christopher Naftzger and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the special meeting of stockholders of the Company to be held at Radisson Plaza Hotel, 27 O’Connell Street, Sydney NSW Australia, at 10:30 A.M. Australian Eastern Daylight Time on Tuesday, February 8, 2011 (Monday, February 7, 2011, at 6:30 P.M., U.S. Eastern Standard Time) (the “Special Meeting”) and at any adjournment or postponement thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present. R. Richard Wieland II and J. Christopher Naftzger intend to vote undirected proxies in favor of all of the proposals set forth below.
If the undersigned does not wish to appoint R. Richard Wieland II or J. Christopher Naftzger as Proxy, then the undersigned does hereby appoint ____________ as Proxy with full power of substitution, in the name, place and stead of the undersigned to vote at the Special Meeting and at any adjournment or postponement thereof, all of the shares of the Company’s common stock the undersigned would be entitled to vote if personally present.
The Board of Directors recommends a vote FOR all of the following proposals.

		For	Against	Abstain

1.	For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance and sale by the Company of 27,228,150 CHESS Depositary Interests (“CDIs”) (equivalent to 4,538,025 shares of common stock) and 2,269,013 free unlisted options on the terms and conditions set forth in the accompanying proxy statement.	☐	☐	☐

2.	For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance by the Company of 375,000 warrants to Keystone Redevelopment Group, LLC on the terms and conditions set forth in the accompanying proxy statement.	☐	☐	☐

3.	For the purpose of the Australian Securities Exchange Listing Rule 7.4, to ratify the issuance by the Company of 225,000 warrants to L2 Architecture on the terms and conditions set forth in the accompanying proxy statement.	☐	☐	☐